UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

        Date of Report (Date of earliest event reported): March 24, 2009

                          Gulf Island Fabrication, Inc.
             (Exact name of registrant as specified in its charter)


        Louisiana                     0-22303                   72-1147390
 (State of incorporation)    (Commission File Number)         (IRS Employer
                                                            Identification No.)


       583 Thompson Road, Houma, Louisiana                   70363
       (Address of principal executive offices)            (Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

      On March 24, 2009, the Board of Directors of Gulf Island Fabrication, Inc. (the "Company") declared a dividend of one preference share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. The dividend is payable on March 25, 2009 to shareholders of record on March 24, 2009 (the "Record Date"). The Company will continue to issue Rights with respect to new Common Shares issued after the Record Date. The description and terms of the Rights are set forth in the Rights Agreement dated as of March 25, 2009 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, LLC, as the Rights Agent (the "Rights Agent").

      The Board of Directors adopted the Rights Agreement and issued the Rights to protect the long-term interests of the Company's shareholders, and ensure that they are treated fairly in light of recent market volatility which has negatively affected the share prices of many companies, including the Company. The Rights are designed to assure that all of the Company's shareholders receive fair and equal treatment in the event of a proposed takeover of the Company, and guard against coercive or inadequate attempts to gain control of the company or its assets.

      Under the Rights Agreement, each Right entitles the registered holder to purchase from the Company 1/1,000th of a share of Series A Participating Cumulative Preferred Stock, no par value per share (the "Preference Shares"), of the Company at a price of $30.00 (the "Purchase Price"), subject to adjustment.

      The summary description of the Rights that follows is not intended to be complete, and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.1 to the Current Report on Form 8-K and is hereby incorporated by reference. A copy of the Rights Agreement is also available free of charge from the Company.

Detachment and Transfer of Rights

      Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights attached thereto.

      The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.


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

Exercisability of Rights

      The Rights are not exercisable until the Distribution Date. The Rights will expire on March 25, 2012 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

Adjustments

      The Purchase Price payable, and the number of Preference Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preference Shares, (ii) upon the grant to holders of the Preference Shares of certain rights or warrants to subscribe for or purchase Preference Shares at a price, or securities convertible into Preference Shares with a conversion price, less than the then-current market price of the Preference Shares or (iii) upon the distribution to holders of the Preference Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preference Shares) or of subscription rights or warrants (other than those referred to above).

      The number of outstanding Rights and the number of 1/1,000ths of a Preference Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

      No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preference Shares will be issued (other than fractions which are integral multiples of 1/1,000th of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the closing market price of the Preference Shares on the last trading day prior to the date of exercise.


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

Terms of Preference Shares

      Preference Shares purchasable upon exercise of the Rights will not be redeemable. Each Preference Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $1 per share or 1,000 times the cash and non-cash dividends declared per Common Share since the immediately preceding quarterly dividend payment date. In the event of liquidation, the holders of the Preference Shares will be entitled to a minimum preferential liquidation payment of $1,000 per share, plus accrued and unpaid dividends thereon, and will be further entitled to an aggregate payment of 1,000 times the payment made per Common Share. Each Preference Share will have 1,000 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preference Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

      Because of the nature of the Preference Shares' dividend, liquidation and voting rights, the value of each 1/1,000th interest in a Preference Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preference Shares would rank junior to any other series of the Company's preferred stock.

Flip-In and Flip-Over Rights

      In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person which will have become void, will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

      In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption and Exchange of Rights

      At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights, other than Rights owned by such person or group which will have become void, in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

      At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.


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

Amendment

      The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights. However, the Board of Directors may not cause a person or group to become an Acquiring Person by lowering the threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, the Board of Directors may not amend the Rights Agreement to adversely affect holders of the Rights.

Item 3.03         Material Modification to Rights of Security Holders.

      The information  required by this Item 3.03 is set forth in Items 1.01 and
5.03 and such information is hereby incorporated by reference.

Item 5.03         Amendment to  Articles  of  Incorporation or Bylaws; Change in
                  Fiscal Year.

      In connection with the adoption of the Rights Agreement on March 24, 2009, the Company filed Articles of Amendment creating the Preference Shares with the Secretary of State of the State of Louisiana on March 25, 2009. See the description set forth under Item 1.01 for a more complete description of the rights and preferences of the Preference Shares. A copy of the Articles of Amendment for the Preference Shares is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

       (d)        Exhibits.

                  The following exhibit are filed herewith:

                  Exhibit No.       Description
                  -----------       -----------

                  3.1 Articles of Amendment for the Series A Participating Cumulative Preferred Stock, as filed with the Secretary of State of the State of Louisiana on March 25, 2009.

                  4.1 Rights Agreement, dated March 25, 2009, between Gulf Island Fabrication, Inc. and American Stock Transfer & Trust Company, LLC.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GULF ISLAND FABRICATION, INC.



                                              By:     /s/ Robin A. Seibert
                                                 -------------------------------
                                                       Robin A. Seibert
                                                   Vice President - Finance,
                                                    Chief Financial Officer
                                                         and Treasurer
                                                  (Principal Financial Officer
                                                   and Duly Authorized Officer)

Dated:  March 25, 2009


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